UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:
(Date of earliest event reported)	August 7, 2003

Matrix Service Company

(Exact name of registrant as specified in its charter)

0-18716

(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	73-1352174 (IRS Employer Identification No.)

10701 East Ute Street Tulsa, Oklahoma (Address of principal executive offices)	74116 (Zip Code)

(918) 838-8822

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 7, 2003, announcing 2003 fourth quarter and fiscal year end results

99.2	Transcript of August 7, 2003 investor conference call.

Item 12. Results of Operation and Financial Condition.

On August 7, 2003, Matrix Service Company (the “Registrant”) issued a press release announcing its 2003 fourth quarter and fiscal year end results, and on the same date held a related conference call to discuss these results. The full text of the press release issued in connection with the announcement, and the related conference call transcript are attached as Exhibit Nos. 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIX SERVICE COMPANY

Dated: August 7, 2003	By:	/s/ Michael J. Hall
Michael J. Hall
Chief Financial Officer and
Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 7, 2003, announcing 2003 fourth quarter and fiscal year end results

99.2	Transcript of 2003 fourth quarter and fiscal year results conference call